EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

Fidelity Holdings, Inc.
New York, New York

      We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Registration Statement on Form S-3of our report dated March 20, 1999 relating to the financial statements of Fidelity Holdings, Inc., appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                                      /s/ BDO Seidman, LLP

New York, New York
September 2, 1999